UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2019

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31390	06-1195422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North, Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	CBKC	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 17, 2019, Christopher & Banks Corporation (“CBK”) received notice from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with Section 802.01B of the NYSE’s Listed Company Manual (the “LCM”). That Section allows the NYSE to initiate suspension and delisting procedures with respect to a company determined to have an average market capitalization over a consecutive 30 trading-day period of less than $15.0 million. In connection therewith, trading in the Company’s common stock on the NYSE was suspended following the close of the NYSE market on Wednesday, April 17, 2019. On April 18, 2019, the Company’s common stock began trading on the OTC Markets Group under the symbol “CBKC”.

The Company exercised its right to seek review of this determination by a Committee of the Board of Directors of the Exchange and a hearing before that Committee was scheduled for July 18, 2019. Following discussions with representatives of the NYSE, on July 17, 2019, the Company withdrew its appeal given its current market capitalization is below $15.0 million.

On July 17, 2019, the NYSE filed a Form 25 with the Securities & Exchange Commission (“SEC”) to effect the formal delisting of the Company’s common stock from the NYSE. The delisting of the Company’s common stock will become effective ten days after the Form 25 filing. The filing of the Form 25 by the NYSE will formally complete the delisting process.

The Form 25 filing will not cause the removal of any shares of the Company’s common stock from registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company will remain subject to the periodic reporting requirements of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: July 17, 2019	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

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